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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 20, 2006

                        FRONTIER AIRLINES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                  000-51890                     20-4191157
     (State of                 (Commission                 (I.R.S. Employer
   Incorporation)              File Number)               Identification No.)

      7001 Tower Road, Denver, Colorado                          80249
   (Address of principal executive offices)                   (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE.

On September 20, 2006, Frontier Airlines Holdings, Inc. and Horizon Air announced plans to amend their 12-year contract which established Horizon Air as the operator of Frontier JetExpress beginning in January, 2004. Horizon Air, which has been operating nine CRJ-700 regional jets as Frontier JetExpress, will begin returning their 70-seat aircraft to current and new routes throughout Horizon's West Coast network as the two airlines conclude the contract. A copy of the press release issued by Horizon Air announcing plans to amend the contract is attached hereto as Exhibit 99.01.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

     99.01 Press release dated September 20, 2006 entitled "Horizon Air and Frontier Airlines to Amend Frontier JetExpress Relationship".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            FRONTIER AIRLINES HOLDINGS, INC.


Date: September 20, 2006                    By:  David Sislowski
                                                 -----------------------------
                                            Its: Vice President -
                                                 General Counsel and Secretary